CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  November 11, 1998



            ATA Research/ProFutures Diversified Fund, L.P.
       (Exact name of registrant as specified in its charter)


   DELAWARE                     0-16898                         75-2197831
(State or other            (Commission File                  (I.R.S. Employer
jurisdiction of                Number)                        Identification
 organization)                                                    Number)



ATA Research, Inc.                              ProFutures, Inc.
8144 Walnut Hill Lane                           11612 Bee Cave Road
Suite 300                                       Suite 100
Dallas, Texas  75231                            Austin, Texas  78733
---------------------                           --------------------
               (Address of principal executive offices)

Registrant's telephone numbers:
(214) 346-4900                                  (800) 348-3601
--------------                                  --------------



Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 11, 1998, the General Partners of ATA Research/ ProFutures Diversified Fund, L.P. (the "Registrant"), engaged Arthur F. Bell, Jr. & Associates, L.L.C. ("AFB&A") as the Registrant's independent auditors for the year ending December 31, 1998. The Registrant retained AFB&A based upon the General Partners' determination that the Registrant would benefit from AFB&A's experience and expertise in commodity pools.

         King Griffin & Adamson P.C. ("KG&A") served as the predecessor auditor. The KG&A audit reports on the financial statements of the Registrant as of and for the two years ended December 31, 1997 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two-year period ended December 31, 1997 and through the period ended November 11, 1998, there were no disagreements between the Registrant and KG&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of KG&A, would have caused it to make references to the subject matter of such disagreement in connection with its report.

         The Registrant has authorized KG&A to fully respond to any inquiries of AFB&A concerning its audit. During the two years ended
         December 31, 1997 and through the date of the appointment, AFB&A did not provide any consultations to the Registrant regarding the application of accounting principles to specific transactions and the type opinion that they may have rendered on the financial statements. AFB&A, however, was engaged during this period to compile the financial statements of the Registrant.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired
              -----------------------------------------

              Not applicable.

         (b)  Pro Forma Financial Information
              ------------------------------

              Not applicable.

         (c)  Exhibits
              --------

              Exhibit 16: Letter from King Griffin & Adamson P.C. to the Securities and Exchange Commission regarding
                           Item 4 disclosure contained herein.

                       *              *              *



                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



ATA RESEARCH/PROFUTURES DIVERSIFIED FUND, L.P.
(Registrant)



November 16, 1998           By  /s/ Aladin T. Abughazaleh, President
------------------------      --------------------------------------
Date                          Aladin T. Abughazaleh, President
                              ATA Research Inc., General Partner
                              ATA Research/ProFutures Diversified Fund, L.P.



November 16, 1998           By  /s/ Gary D. Halbert, President
------------------------      --------------------------------------
Date                          Gary D. Halbert, President
                              ProFutures, Inc., General Partner
                              ATA Research/ProFutures Diversified Fund, L.P.


                                                                  Exhibit 16

                      King Griffin & Adamson P.C. Letterhead

November 13, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K dated November 11, 1998 of ATA Research/ ProFutures Diversified Fund, L.P. and are in agreement with the statements contained in paragraph 2 therein. We have no basis to agree or disagree with other statements of the Registrant contained therein.

                                       Sincerely,

                                       /s/ King Griffin & Adamson P.C.
                                       -------------------------------
                                       King Griffin & Adamson P.C.